GOLDMAN SACHS TRUST
Institutional Shares of the
Goldman Sachs Global Managed Beta Fund
(the “Fund”)
Supplement dated June 20, 2025 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated December 29, 2024, as supplemented to date
At a meeting held on June 17‑18, 2025, the Board of Trustees of Goldman Sachs Trust (i) approved certain changes to the principal strategy of the Fund to enable the Fund to invest in volatility index derivatives and (ii) authorized the Fund to invest in a wholly-owned subsidiary, through which the Fund will seek to gain exposure to volatility index derivatives and may also seek to gain exposure to commodities markets through investments in commodity-linked derivatives. The wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, will be advised by Goldman Sachs Asset Management, L.P. (“GSAM”), the Fund’s investment adviser.
Effective on July 31, 2025, the Fund’s disclosures are modified as follows:
The following table replaces the “Annual Fund Operating Expenses” table under “Goldman Sachs Global Managed Beta Fund—Summary—Fees and Expenses of the Fund” in the Fund’s Prospectus:

Institutional
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.04%
Acquired (Underlying) Fund Fees and Expenses	0.17%
Total Annual Fund Operating Expenses[1]	0.51%
Fee Waiver[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver	0.38%

[1]
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired (Underlying) Fund Fees and Expenses.”

[2]
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds; and (ii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the GMB Subsidiary (as defined below) at an annual rate of 0.42% of the GMB Subsidiary’s average daily net assets. The management fee waiver arrangement with respect to the GMB Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the GMB Subsidiary is in place. The other management fee waiver arrangement will remain in effect through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees.

The following table replaces the table under “Goldman Sachs Global Managed Beta Fund—Summary—Expense Example” in the Fund’s Prospectus:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$39	$150	$272	$628
The following replaces in its entirety the seventh paragraph of “Goldman Sachs Global Managed Beta Fund—Summary—Principal Investment Strategies” in the Fund’s Prospectus:
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non‑hedging purposes. The Fund’s derivative investments may include but are not limited to: (i) futures contracts, including futures based on securities and/or indices; (ii) options, including long and short positions in call options and put options on indices, or currencies, swaptions and options on futures contracts; (iii) forward contracts, including currency forwards; (iv) swaps, including equity, currency, interest rate, total return and credit default swaps; and (v) volatility index derivatives and commodity-linked derivative instruments. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary overtime. The use of leverage magnifies gains and losses. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds and short duration bond funds, cash and time deposits, and enter into repurchase agreements.
The Fund seeks to gain exposure to volatility index derivatives and commodity-linked derivative instruments primarily by investing in a wholly-owned subsidiary of the Fund, organized as a limited liability company under the laws of the Cayman Islands, Cayman Commodity‑GMB, LLC (the “GMB Subsidiary”). The GMB Subsidiary is advised by the Investment Adviser.
The following is added before the last paragraph of “Goldman Sachs Global Managed Beta Fund—Summary—Principal Investment Strategies” in the Fund’s Prospectus:
Investment in the Subsidiary. The Fund may invest up to 25% of its total assets in the GMB Subsidiary. The GMB Subsidiary primarily obtains its volatility index derivatives exposure by investing in options, futures, forwards, swaps, options on futures and swaps, structured securities and other derivatives and similar instruments that provide exposure to volatility indices. The Fund may also obtain exposure to commodities through investments by the GMB Subsidiary in commodity-linked derivative instruments (including, but not limited to, total return swaps (on commodity indices, sub‑indices, and single commodities), commodity (U.S. or foreign) futures, commodity options and commodity-linked swaps). Neither the Fund nor the GMB Subsidiary invest directly in physical commodities.

The GMB Subsidiary may also invest in bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, as well as foreign currency transactions (including forward contracts).
The following risks are added under “Goldman Sachs Global Managed Beta Fund—Summary—Principal Risks of the Fund” in the Prospectus:
Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the GMB Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the GMB Subsidiary’s, and therefore the Fund’s, share value to fluctuate.
Subsidiary Risk. The GMB Subsidiary is not registered under the Investment Company Act of 1940, as amended (“Investment Company Act”) and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.
Tax Risk. In reliance on an opinion of counsel, the Fund seeks to gain exposure to volatility index derivatives and the commodity markets primarily through investments in the GMB Subsidiary. The tax treatment of the Fund’s investments in the GMB Subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
Shareholders should review “Other Information” under “Taxation” in the Prospectus for more information.
The following replaces in its entirety the ninth paragraph of “Investment Management Approach—Principal Investment Strategies” in the Prospectus:
The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non‑hedging purposes. The Fund’s derivative investments may include but are not limited to: (i) futures contracts, including futures based on securities and/or indices; (ii) options, including long and short positions in call options and put options on indices, or currencies, swaptions and options on futures contracts; (iii) forward contracts, including currency forwards; (iv) swaps, including equity, currency, interest rate, total return and credit default swaps; and; (v) volatility index derivatives and commodity-linked derivative instruments. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary overtime. The use of leverage magnifies gains and losses. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds and short duration bond funds, cash and time deposits, and enter into repurchase agreements.
The Fund seeks to gain exposure to volatility index derivatives and commodity-linked derivative instruments primarily by investing in the GMB Subsidiary. The GMB Subsidiary is advised by the Investment Adviser.
The following is added after the twelfth paragraph of “Investment Management Approach—Principal Investment Strategies” in the Prospectus:
Investment in the Subsidiary. The Fund may invest up to 25% of its total assets in the GMB Subsidiary. The GMB Subsidiary primarily obtains its volatility index derivatives exposure by investing in options, futures, forwards, swaps, options on futures and swaps, structured securities and other derivatives and similar instruments that provide exposure to volatility indices. The Fund may also obtain exposure to commodities through investments by the GMB Subsidiary in commodity-linked derivative instruments (including, but not limited to, total return swaps (on commodity indices, sub‑indices, and single commodities), commodity (U.S. or foreign) futures, commodity options and commodity-linked swaps). Neither the Fund nor the GMB Subsidiary invests directly in physical commodities.
The GMB Subsidiary may also invest in bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, as well as foreign currency transactions (including forward contracts).
The following replaces the first paragraph under “Investment Management Approach—Additional Fees and Expenses” in the Prospectus:
“Acquired Fund Fees and Expenses” reflect the expenses, (including the management fees) borne by the Fund as the sole shareholder of the GMB Subsidiary. In addition, “Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.
The following rows are added to the “Investment Securities” table under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus:

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•   No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

Global Managed Beta Fund
Investment Securities

Commodity-Linked Derivative Instruments	•

Subsidiary Shares[1]	25

[1]	The Fund may invest up to 25% of its total assets in the shares of the GMB Subsidiary.

The following rows are added to the table under “Risks of the Fund” in the Prospectus:

✓ Principal Risk • Additional Risk	Global Managed Beta Fund

Commodity Sector	✓

Subsidiary	✓

Tax	✓

The following risks are added under “Risks of the Fund” in the Prospectus:
Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other restrictions on trade, sanctions and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and global events such as war, military conflict and geopolitical disputes. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil‑importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
Subsidiary Risk—By investing in the GMB Subsidiary, the Fund is indirectly exposed to the risks associated with the GMB Subsidiary’s investments. The derivatives and other investments held by the GMB Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objectives of the GMB Subsidiary will be achieved. The GMB Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as intended and could adversely affect the Fund.
Tax Risk—Historically, the IRS had issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments (the “Subsidiary Rulings”) are “qualifying income” for purposes of compliance with under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. In connection with investments in wholly-owned subsidiaries and/or commodity index-linked structured notes, the Fund obtained an opinion of counsel (the “Tax Opinion”) that its income from such investments should constitute “qualifying income.” In reliance on such opinion, the Fund seeks to gain exposure to volatility index derivatives and the commodity markets primarily through investments in the GMB Subsidiary, as applicable.
The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
The Subsidiary Rulings have not been revoked. In reliance on the applicable Tax Opinion, the Fund may continue to gain exposure to volatility index derivatives and the commodity markets through investments in the GMB Subsidiary.
The tax treatment of the Fund’s investments in a wholly owned subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
Shareholders should review “Other Information” under “Taxation” in the Prospectus for more information.
The following replaces the footnote in the table under “Service Providers—Management Fee and Other Expenses” in the Prospectus:

*
The Actual Rate, which reflects the combined management fees paid to GSAM by the Fund and the GMB Subsidiary, may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The following replaces the second paragraph under “Service Providers—Management Fee and Other Expenses” in the Prospectus:
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds and (ii) reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.204% of the Fund’s average daily net assets. These arrangements will remain in effect through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
The following is added after the second paragraph under “Service Providers—Management Fee and Other Expenses” in the Prospectus:
The GMB Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment advisory and other services to the GMB Subsidiary. In consideration of these services, the GMB Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.42% of its average daily net assets. The Investment Adviser has contractually agreed to waive the advisory fees it receives from the Fund in an amount equal to the advisory fee paid to the Investment Adviser by the GMB Subsidiary. These waivers may not be discontinued by the Investment Adviser as long as its contract with the GMB Subsidiary is in place. The GMB Subsidiary also pays certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit the GMB Subsidiary’s expenses (excluding management fees) to 0.004% of the GMB Subsidiary’s average daily net assets.
The following is added after the last paragraph under “Taxation—Other Information” in the Prospectus:
One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90 percent of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.
Historically, the IRS had issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments (the “Subsidiary Rulings”) are “qualifying income” for purposes of compliance with Subchapter M of the Code.
The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. In connection with investments in wholly-owned subsidiaries and/or commodity index-linked structured notes, the Fund obtained an opinion of counsel (the “Tax Opinion”) that its income from such investments should constitute “qualifying income.” In reliance on such opinion, the Fund seeks to gain exposure to the commodity markets primarily through investments in the GMB Subsidiary.
The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings on a prospective basis. In light of the revocation of the Note Rulings, the Fund intends to limit its investments in commodity index-linked structured notes. The IRS recently issued final regulations that would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
The Subsidiary Rulings have not been revoked.
In reliance on the applicable Tax Opinion, the Fund may continue to gain exposure to volatility index derivatives and the commodity markets through investments in the GMB Subsidiary.
The tax treatment of the Fund’s investments in a wholly owned subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
The following is added under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:
Investments in the Subsidiary. The Fund gains exposure to volatility index derivatives and the commodity markets by investing in the GMB Subsidiary. The GMB Subsidiary invests in, among other things, commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The GMB Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.
The Fund gains exposure to these derivative instruments indirectly by investing in the GMB Subsidiary. The GMB Subsidiary may also invest in fixed income instruments, which are intended to serve as margin or collateral for its derivative positions. To the extent that the Fund invests in the GMB Subsidiary, which may hold some of the investments described in the Prospectus, the Fund will be indirectly exposed to the risks associated with those investments. The GMB Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/ or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.
With respect to its investments, the GMB Subsidiary is generally subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund; however, the GMB Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments, such as swaps and futures. The Fund and the GMB Subsidiary may test for compliance with certain investment restrictions on a consolidated basis.
The following is added before the last paragraph in the “Investment Objective and Policies” section of the SAI:
The Fund may pursue its investment objective by investing up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “GMB Subsidiary”). The GMB Subsidiary is advised by GSAM and is generally subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund, as applicable; however, the GMB Subsidiary (unlike the Fund) is able to invest without limitation in commodity index-linked securities and other commodity-linked securities and derivative instruments. The Fund and the GMB Subsidiary test for compliance with certain investment restrictions on a consolidated basis. By investing in the GMB Subsidiary, the Fund is indirectly exposed to the risks associated with the GMB Subsidiary’s investments. The derivatives and other investments held by the GMB Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. See below “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the GMB Subsidiary.
The Investment Adviser is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to the Fund and the GMB Subsidiary. The Investment Adviser is exempt from certain Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the GMB Subsidiary.
The following is added under the “Description of Investment Securities and Practices” section of the SAI:
Commodity-Linked Investments
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the GMB Subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or the GMB Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked investments are available from a relatively small number of issuers, the Fund’s investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
Investments in the Wholly-Owned Subsidiary
The Fund may invest in the GMB Subsidiary. Investments in the GMB Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below under “TAXATION—Fund Taxation.” The GMB Subsidiary is a limited liability company organized under the laws of the Cayman Islands, and the GMB Subsidiary is overseen by its own board of managers. The Fund is currently the sole shareholder of the GMB Subsidiary. The GMB Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although a Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the GMB Subsidiary. The GMB Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the GMB Subsidiary’s derivative positions, as well as volatility index derivatives and foreign currency transactions (including forward contracts). To the extent that a Fund invests in the GMB Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectus and this SAI.
The GMB Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMB Subsidiary to operate as described in the applicable Prospectus and this SAI and could negatively affect the Fund and its shareholders.

The following is added after the first sentence under the “Management Services” section of the SAI:
GSAM will also serve as investment adviser to the GMB Subsidiary.
This Supplement should be retained with your Prospectus and SAI for future reference.

MGDBETAINVSTK 06‑25